UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Marina Boulevard, Suite 120 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

(650) 770-0077

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 25, 2024, Vera Therapeutics, Inc. (the “Company”) announced positive 72-week data from the open label extension (“OLE”) period of the Company’s Phase 2b ORIGIN clinical trial of atacicept in patients with immunoglobulin A nephropathy (“IgAN”). A copy of the press release is furnished as Exhibit 99.1. In connection with the data release, the Company compiled a presentation entitled “R&D Day” (the “R&D Day Presentation”) that includes the week 72 data from the Phase 2b ORIGIN clinical trial referenced above. A copy of the R&D Day Presentation is furnished as Exhibit 99.2. For important information about forward-looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

As noted in Item 7.01, on January 25, 2024, the Company announced positive 72-week data from the OLE period of the Company’s Phase 2b ORIGIN clinical trial of atacicept in patients with IgAN. Atacicept is the Company’s potential best-in-class, disease-modifying dual inhibitor of the cytokines B-cell activating factor and a proliferation-inducing ligand. ORIGIN is a multinational, randomized, double-blind, placebo-controlled clinical trial (n=116) evaluating the efficacy and safety of atacicept in patients with IgAN who continue to have persistent proteinuria and remain at high risk of disease progression despite available ACE or ARB therapy.

After completing the 36-week randomized, double-blind, placebo-controlled period of the Phase 2b ORIGIN trial, all participants were eligible to receive atacicept 150 mg in the OLE. Of the 116 randomized participants, 106 completed 72 weeks.

Participants treated with atacicept for 72 weeks demonstrated a 62% reduction in Gd-IgA1, a reduction in the percentage of participants with hematuria to 19%, and a 48% reduction in urine protein to creatinine ratio (“UPCR”) in the per-protocol (“PP”) analysis. Importantly, participants had consistent and stable estimated glomerular filtration (“eGFR”) with 0 mL/min/1.73m2 change from baseline at 72 weeks. Of note, it has been shown that eGFR declines by approximately 1 mL/min/1.73m2 per year in the general population.

Atacicept 72-week data from the Phase 2b ORIGIN trial are consistent with a profile of true disease modification

Participants who switched from placebo to atacicept demonstrated similar outcomes across each of the key indicators of IgAN as compared to participants originally randomized to atacicept during the first 36 weeks of the trial, including a 59% reduction in Gd-IgA1, a reduction in the percentage of participants with hematuria to 41%, and a 47% reduction in UPCR in the PP analysis. In addition, eGFR stabilization was observed in participants who switched from placebo to atacicept with a -3.2 mL/min/1.73m2 change from baseline at 72 weeks compared to -4.9 mL/min/1.73m2 at 36 weeks.

Safety data in the OLE were consistent with the randomized period and indicated that atacicept was generally well-tolerated. These data build upon the prior experience of atacicept in randomized, double-blind, placebo-controlled clinical trials in over 1,500 participants to date across different indications – in which atacicept was generally well-tolerated.

Next Steps

The Company is continuing to advance the ongoing pivotal Phase 3 clinical trial of atacicept 150 mg. The Phase 3 ORIGIN 3 clinical trial was initiated in June 2023 and is expected to be fully enrolled in the second half of 2024. With ongoing data from the Phase 2b trial planned for presentation later in 2024 and Phase 3 topline results expected in the first half of 2025, if positive, the Company expects to submit a biologics license application (“BLA”) for atacicept in IgAN to the U.S. Food and Drug Administration in the second half of 2025, with a projected commercial launch, if approved, in 2026.

Forward-looking Statements

Statements contained in this Current Report on Form 8-K regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the ability to execute against strategy for the Company’s programs, atacicept’s potential to be a best-in-class therapy and a disease-modifying treatment for patients with IgAN, the therapeutic potential of atacicept’s dual inhibitor approach to treating the cause of IgAN, the Company’s plans to complete enrollment of the pivotal Phase 3 ORIGIN 3 trial, the design and management of the Company’s clinical trials, the Company’s product candidates, strategy and regulatory matters and expectations regarding reporting longer term results from the Company’s Phase 2b ORIGIN clinical trial, submitting a BLA and projected commercial launch. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “could,” “expects,” “will,” “potential,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, preliminary results may not be predictive of topline results, risks and uncertainties associated with the Company’s business in general, the impact of macroeconomic and geopolitical events and the other risks described in the Company’s filings with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Vera Therapeutics, Inc., dated January 25, 2024.

99.2	Slide presentation entitled “R&D Day”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Therapeutics, Inc.

Dated: January 25, 2024

	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.
Chief Executive Officer